Exhibit 10.1

Appendix A
2nd Release

CA, Inc., on behalf of its officers, directors, shareholders, employees, agents, representatives, parents, subsidiaries, affiliates, divisions, successors and assigns (hereinafter collectively referred to as the "Company") and "I" George Fischer agree as follows:

1.	On or about February 12, 2014, I signed a Separation Agreement and General Claims Release (“Agreement”) presented to me by the Company;

2.	Paragraph 4 of the Agreement requires me to sign a 2nd Release as a condition of receiving the Additional Payment described in Paragraph 4 of the Agreement;

3.	To date, I have received all of the benefits that have come due as outlined in Paragraph 3 of the Agreement;

4.
In consideration for the Additional Payment described in Paragraph 4 of the Agreement, I hereby waive any rights I may have to benefits under the CA, Inc. Severance Plan. I shall not be entitled to any other severance amounts or benefits from the Company following the effective date of the 2nd Release.

5.
By signing this 2nd Release, I reaffirm each and every provision of the Agreement (which is incorporated herein by reference) as of today’s date and specifically acknowledge that I am waiving any and all claims of any nature or kind that I may have against the Company (whether known or unknown to me) that accrued or could have accrued between the time that I signed the Agreement and the time I sign this 2nd Release.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREFORE, the Company has caused this instrument to be executed in its corporate name, by an individual with full authorization to act on its behalf. Further, I sign my name and enter this Agreement on behalf of myself, my legal representatives, executors, heirs and assigns.

EMPLOYEE

BY: /s/ George Fischer
EMPLOYEE SIGNATURE

George Fischer                            July 1, 2014
EMPLOYEE NAME - PRINTED                     DATE

Sworn and subscribed before me this the 1 day of July, 2014.

By: /s/ Nora L. McGarvey        [NOTARIAL SEAL]
Notary Public
_______________________________________________________________________

CA, INC.

BY: /s/ Guy Di Lella

DATE: 7-1-2014